Basic and Diluted Loss Per Ordinary Share	12 Months Ended
Dec. 31, 2025
Earnings per share [abstract]
Basic and diluted loss per ordinary share

6. Basic and diluted loss per ordinary share

	2025	2024	2023
	(in thousands, except per share data)
	£	£	£
Loss for the year	(29,353)	(18,997)	(27,632)
Basic and diluted weighted average number of ordinary shares	11,231,520	74,191	52,573

	£	£	£
Basic and diluted loss per ordinary share	(0.00)	(0.26)	(0.53)

Basic loss per ordinary share is calculated by dividing the loss for the year attributable to the equity holders of the Company by the weighted average number of ordinary shares outstanding during the year.

The potential ordinary shares issued through equity-settled transactions were considered to be anti-dilutive as they would have decreased the loss per ordinary share and were therefore excluded from the calculation of diluted loss per ordinary share.